Exhibit 99

                         Form 4 Joint Filer Information

Name:                               Jan Jewell
Address:                            11220 120th Avenue NE
                                    Kirkland, WA  98033

Designated Filer:                   Michael K. Jewell

Issuer & Ticker Symbol:             Celebrate Express, Inc. (BDAY)

Date of Event Requiring Statement:  May 9, 2005



Signature:            /s/ Jan Jewell